Exhibit 99.1

Keane Completes Merger with RockPile Energy Services;
Announces Executive Appointment

HOUSTON, Texas July 3, 2017 - Keane Group, Inc. (“Keane”) announced that it has completed its acquisition of RockPile Energy Services (“RockPile”) and expanded its leadership team with the appointment of Mr. Curt Dacar as Chief Commercial Officer.

RockPile Acquisition Completion

Keane has completed its previously announced acquisition of RockPile, with a transaction effective date of July 3, 2017. Fixed cash and stock consideration, based on the current trading price of Keane’s common stock and subject to customary post-closing adjustments, was approximately $276 million, comprised of (i) approximately $115 million in cash, including $4.4 million in respect of new hydraulic fracturing horsepower deposits previously paid by the sellers, (ii) approximately 8.7 million shares of Keane’s common stock and (iii) approximately $22 million in remaining capital expenditures for the new hydraulic fracturing horsepower. Additionally, subject to certain conditions, the sellers may receive contingent consideration of up to $20 million (or $2.30 per share of common stock issued to the sellers in the transaction) through contingent value rights if the trading price of Keane’s common stock is less than $19.00 a share during a trading period ending April 2, 2018.

The RockPile transaction increases Keane’s total fleet by 245,000 hydraulic fracturing horsepower, including 30,000 horsepower of Tier 4 units previously ordered, scheduled for delivery and committed for deployment to an existing customer in the fourth quarter of 2017. The currently available 215,000 horsepower is fully deployed under agreements with high quality customers in the Permian and Bakken. Additionally, the acquisition contributes 8 wireline trucks, 12 workover rigs and 10 cement units to the Keane fleet, which are currently highly utilized and deployed under market responsive agreements.

“We are excited about achieving further growth as we add a high-quality completions business and welcome the RockPile team to the growing Keane family,” said James Stewart, Chairman and Chief Executive Officer of Keane. “The combination of Keane and RockPile increases our pressure pumping capacity by more than 25% and demonstrates Keane’s commitment to disciplined growth and expansion of our market leading completions platform while positioning the company to capitalize on future growth opportunities. We look forward to working with our expanded customer base, while remaining focused on Keane’s commitment to delivering the highest quality completions services in a safe, efficient and reliable manner.”

Executive Appointment

Concurrent with the closing of the RockPile acquisition, Keane announced that it has appointed Mr. Curt Dacar as Chief Commercial Officer, effective immediately. Prior to his appointment at Keane, Mr. Dacar served as Chief Executive Officer of RockPile, which he co-founded in 2011. His career began with Dowell, a division of Dow Chemical, and continued with Schlumberger Technology Corporation. His diverse, 38-year oilfield services career has included executive management, sales and marketing, engineering and operational roles throughout the United States. Curt earned a B.S. in Business Management from Regis University in Denver, Colorado.

“We are proud of the depth and breadth of expertise possessed by our seasoned executive leadership team and are fortunate to have an industry professional like Curt join the team,” said James Stewart. “Curt’s shared commitment to performance, quality service and industry-leading safety make him uniquely qualified to ensure we continue to offer the market leading service quality that our customers have come to expect.”

About Keane Group, Inc.
Headquartered in Houston, Texas, Keane is one of the largest pure-play providers of integrated well completion services in the U.S., with a focus on complex, technically demanding completion solutions. Keane's primary service offerings include horizontal and vertical fracturing, wireline perforation and logging, engineered solutions, workover and remedial well service, cementing, as well as other value-added service offerings. Keane owns approximately 1.2 million hydraulic fracturing horsepower, 31 wireline trucks, 12 workover rigs, 24 cement units and other valuable well completions equipment. Keane’s broad geographic footprint spans the most prolific U.S shale basins including the Permian, Bakken, Marcellus/Utica, and SCOOP/STACK. Keane prides itself on its outstanding employee culture, its efficiency and its ability to meet and exceed the expectations of its customers and communities in which it operates.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Keane's current beliefs, expectations or intentions regarding future events, including statements about the acquisition by Keane of RockPile (the “transaction”).  Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements.  The statements in this press release that are not historical statements, including statements regarding the benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the transaction; capitalization and debt of Keane in connection with the transaction, the combined company’s plans, objectives, future opportunities for the combined company and services, future financial performance and operating results and any other statements regarding Keane's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws.  These statements are subject to numerous risks and uncertainties, many of which are beyond Keane's control, which could cause actual results to differ materially from the results expressed or implied by the statements.  These risks and uncertainties include, but are not limited to: the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Keane and RockPile; the effects of the business combination of Keane and RockPile, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the completion of the transaction; expected synergies and other benefits from the transaction and the ability of Keane to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Keane's services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; weather; decline in, and ability to realize, backlog; equipment specialization and new technologies; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; product liability; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Keane's Securities and Exchange Commission (“SEC”) filings, including the most recently filed Forms 10-Q and 10-K.  Keane's filings may be obtained by contacting Keane or the SEC or through Keane's website at http://www.keanegrp.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov.  Keane undertakes no obligation to publicly update or revise any forward-looking statement.

Additional Information
Nothing in this press release shall constitute a solicitation to buy or an offer to sell shares of Keane’s common stock.

Contacts:

Investors
Marc Silverberg, ICR
marc.silverberg@icrinc.com

Media
Jake Malcynsky, ICR
jake.malcynsky@icrinc.com
203-682-8375

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